CONTEXT CAPITAL FUNDS

Supplement dated October 25, 2016, to the Statement of Additional Information

for the Context Strategic Global Equity Fund dated October 11, 2016

The following paragraph is added to the end of the Investment Limitations section on page 41 of the Statement of Additional Information:

“With respect to the fundamental policy relating to concentration set forth in (4) above, with respect to the Fund’s investments in indices, the Fund will not concentrate in an industry (invest 25% or more in any one industry) except to the extent that the underlying indices are so concentrated.”

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.